Exhibit 10.3

FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

AMONG

ACTINIUM PHARMACEUTICALS, INC.,

ACTINIUM HOLDINGS LIMITED (FORMERLY GENERAL ATLANTIC INVESTMENTS LIMITED),

N.V. ORGANON

AND

THE STOCKHOLDERS LISTED ON SCHEDULE A HERETO

Dated: October 5, 2011

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement"), dated October 5, 2011, among ACTINIUM PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), ACTINIUM HOLDINGS LIMITED (formerly named General Atlantic Investments Limited), a Bermuda corporation ("AHL"), N.V. ORGANON, a Netherlands corporation ("Organon" and together with AHL, the "Initial Investors") and the other stockholders of the Company listed on Schedule A hereto (collectively, the "Existing Stockholders"). The Initial Investors, the Existing Stockholders and any other stockholder of the Company who agrees in writing to become bound by the terms and conditions of this Agreement are herein referred to collectively as the "Stockholders" and each individually as a "Stockholder".

RECITALS

WHEREAS, the Company, Actinium Pharmaceuticals, Ltd., a Bermuda corporation (the "Actinium Bermuda"), and the Existing Stockholders are parties to that certain Stockholders Agreement dated as of June 30, 2000 (the "Prior Stockholders Agreement");

WHEREAS, on July 5, 2007, Actinium Bermuda merged with and into the Company, thereby causing the Company to succeed to all of the rights and obligations of Actinium Bermuda under the Prior Stockholders Agreement;

WHEREAS, pursuant to the Series E Preferred Stock Purchase Agreement, dated the date hereof (the "Preferred Stock Purchase Agreement"), among the Company and the investors listed in and executing the Preferred Stock Purchase Agreement (the "Series E Investors"), the Company proposes to issue and sell to such Series E Investors up to an aggregate of 27,586,203 shares, par value $.01 per share, of its Series E Preferred Stock (the "Series E Preferred Stock");

WHEREAS, each Stockholder owns the respective number of Shares (as hereinafter defined) of the Company (after giving effect to the transactions contemplated by the Preferred Stock Purchase Agreement) set forth opposite such Stockholder's name on Schedule A hereto;

WHEREAS, this Agreement is being entered into contemporaneously with, and as a condition to, the Series E Investors' consummation of the transactions contemplated by the Preferred Stock Purchase Agreement; and

WHEREAS, (a) AHL is the holder of a majority of the voting power of the "Shares" held by the "General Atlantic Stockholders" (as each such term is defined in the Stockholders Agreement) and (b) Organon and Dr. Maurits Geerlings, Jr. ("Geerlings") are the holders of a majority of the voting power of the "Shares" held by the "Major Stockholders" (as each such term is defined in the Stockholders Agreement); therefore, the Company, AHL, Organon and Geerlings together have the power and right to amend and restate the Stockholders Agreement pursuant to Section 8.3(b) thereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

"AHL" has the meaning set forth in the introduction to this Agreement.

"Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

"Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

"Board of Directors" means the Board of Directors of the Company.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

"CEO Director" has the meaning set forth in Section 6.2(b)(ii) of this Agreement.

"Certificate" means the Fourth Amended and Restated Certificate of Incorporation of the Company as in effect on the date hereof, as the same may be amended, supplemented or modified.

"Charter Documents" means the Certificate and the By-laws of the Company as in effect on the date hereof, as the same may be amended, supplemented or modified.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

"Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

"Common Stock" means the Common Stock, par value $.01 per share, of the Company and any other common stock of the Company or any other capital stock into which such stock is reclassified or reconstituted, whether by way of recapitalization, merger, consolidation or other reorganization or otherwise.

"Common Stock Equivalents" means any security or obligation which is by its terms convertible into, or exercisable or exchangeable for, shares of Common Stock, including, without limitation the Preferred Stock, and any option, warrant or other subscription or purchase right with respect to Common Stock or any such convertible, exercisable or exchangeable security or obligation.

"Company" has the meaning set forth in the introduction to this Agreement.

"Company Option" has the meaning set forth in Section 3.1(b) of this Agreement.

"Company Option Period" has the meaning set forth in Section 3.1(b) of this Agreement.

"Designating Party" has the meaning set forth in Section 6.3(a) of this Agreement.

"Drag-Along Event" has the meaning set forth in Section 3.1(g)(i) of this Agreement.

"Drag-Along Notice" has the meaning set forth in Section 3.1(g)(n) of this Agreement.

"Drag-Along Rights" has the meaning set forth in Section 3.1(g)(i) of this Agreement.

"Drag-Along Stockholders" has the meaning set forth in Section 3.1(g)(i) of this Agreement.

"Eligible Investor" means a Stockholder that is (i) a Series E Investor who or which, at the time in question, holds any of the issued and outstanding Series E Preferred Stock, (ii) an Initial Investor, or (iii) a Major Stockholder.

"Excess New Securities" has the meaning set forth in Section 4.2(a) of this Agreement.

"Excess Offered Securities" has the meaning set forth in Section 3.1(c)(i) of this Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

"Exempt Issuances" has the meaning set forth in Section 4.1 of this Agreement.

"Existing Stockholders" has the meaning set forth in the introduction to this Agreement.

"Fair Value" has the meaning set forth in Section 3.2(b) of this Agreement.

"Family Members" has the meaning set forth in Section 2.2 of this Agreement.

"Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

"Initial Investors" has the meaning set forth in the introduction to this Agreement.

"Investors" means the Initial Investors, the Series E Investors and any Transferees of any Initial Investor's Shares and any subsequent Transferees of any of such Shares, in any case to whom Shares are Transferred in accordance with Section 2.4 of this Agreement, and the term "Investor" shall mean any such Person.

"Involuntary Transfer" means any Transfer, proceeding or action by or in which a Stockholder shall be deprived or divested of any right, title or interest in or to any of the Shares, including, without limitation, (i) any seizure under levy of attachment or execution, (ii) any Transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, (iii) any Transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, (iv) any Transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action and (v) any Transfer resulting from the death of a Stockholder.

"Involuntary Transferee" has the meaning set forth in Section 3.2(a) of this Agreement.

"IPO Effectiveness Date" means the date upon which the Company closes its Qualified Initial Public Offering.

"Isotopia" means Isotopia B.V., a private limited company established under Netherlands law.

"Liens" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity-related preferences).

"Major Stockholders" means Isotopia, Dr. Maurits W. Geerlings, Sr., Dr. Maurits W. Geerlings, Jr., Kenneth R. Givens, and any Permitted Transferee thereof to whom Shares are Transferred in accordance with Section 2.3 of this Agreement, and the term "Major Stockholder" shall mean any such Person.

"New Issuance Notice" has the meaning set forth in Section 4.1 of this Agreement.

"New Securities" has the meaning set forth in Section 4.1 of this Agreement.

"Organon" has the meaning set forth in the introduction to this Agreement.

"Offer Price" has the meaning set forth in Section 3.1(a) of this Agreement.

"Offered Securities" has the meaning set forth in Section 3.1(a) of this Agreement.

"Offering Notice" has the meaning set forth in Section 3.1(a) of this Agreement.

"Permitted Transferee" has the meaning set forth in Section 2.2 of this Agreement.

"Person" means any individual, firm, corporation, partnership, trust, company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

"Preemptive Rightholder(s)" has the meaning set forth in Section 4.1 of this Agreement.

"Preferred Stock" means collectively the shares of Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock.

"Preferred Stock Purchase Agreement" has the meaning set forth in the Recitals to this Agreement.

"Price Negotiation Period" has the meaning set forth in Section 3.2(a) of this Agreement.

"Prior Stockholders Agreement" has the meaning set forth in the Recitals of this Agreement.

"Proportionate Percentage" has the meaning set forth in Section 4.2(a) of this Agreement.

"Proposed Price" has the meaning set forth in Section 4.1 of this Agreement.

"Pubco Transaction" means (i) a reverse merger or similar transaction between the Company and a corporation whose securities are publicly traded in the U.S. or other mutually agreed upon jurisdiction("Pubco"), or (ii) the quotation (a "Public Quotation") of the Company's securities for purchase and sale on a U.S. quotation service (iii) any filing with an applicable regulatory body which will result in the Company becoming an entity whose securities are traded on a public exchange in the U.S. or other mutually agreed upon jurisdiction ( any of the foregoing, a "Pubco Transaction").

"Qualified Initial Public Offering" means the closing of the Company's initial direct public offering or underwritten public offering on a reasonable efforts basis pursuant to an effective registration statement filed pursuant to the Securities Act, covering the offer and sale of the Company's Common Stock for the account of the Company (a) in which (i) the Company actually receives gross proceeds equal to or greater than $5,000,000, calculated before deducting underwriters' discounts and commissions and other offering expenses, and (ii) a per share offering price equal to or greater than the product of (A) the Applicable Per Share Stated Value, as such term is defined in the Certificate, of the Series E Preferred Stock, multiplied by (B) two (2), and (b) following which the Company's Common Stock is listed on a national securities exchange or approved for quotation on a Nasdaq Market.

"Rightholder(s)" has the respective meanings set forth in Sections 3.1(c)( and 3.2(a) of this Agreement.

"Rightholder Option Period" has the meaning set forth in Section 3.1(c)(i) of this Agreement.

"Sale Majority" has the meaning set forth in Section 3.1(g)(i) of this Agreement.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Selling Stockholder" has the meaning set forth in Section 3.1(a) of this Agreement.

"Series A Preferred Stock" means the Company's Series A Convertible Participating Preferred Stock, par value $0.01 per share.

"Series B Preferred Stock" means the Company's Series B Preferred Stock, par value $0.01 per share.

"Series C Preferred Stock" means any series of the Company's Series C-1 Preferred Stock, par value $0.01 per share, Series C-2 Preferred Stock, par value $0.01 per share, Series C-3 Preferred Stock, par value $0.01 per share, and Series C-4 Preferred Stock, par value $0.01 per share, collectively.

"Series D Preferred Stock" means the Company's Series D Preferred Stock, par value $0.01 per share.

"Series E Investor" means an Investor who owns any shares of Series E Preferred Stock.

"Series E Preferred Directors" has the meaning set forth in Section 6.2(b)(i) of this Agreement.

"Series E Preferred Stock" has the meaning set forth in the Recitals to this Agreement.

"Shares" means, with respect to each Stockholder, all shares, whether now owned or hereafter acquired, of Common Stock and Preferred Stock, owned by such Stockholder; provided, however, for the purposes of any computation of the number of "Shares" owned by any Stockholder pursuant to the definition of "Eligible Investor" and any of Sections 2, 3, 4.1, 4.2, 6 and 8.3, all outstanding Common Stock Equivalents owned by any Stockholder shall be deemed converted, exercised or exchanged as applicable and the shares of Common Stock issuable upon such conversion, exercise or exchange shall be deemed outstanding and owned by such Stockholder, whether or not such conversion, exercise or exchange has actually been effected.

"Stock Option Plan" means any stock option plan of the Company pursuant to which Common Stock or options to purchase shares of Common Stock in such amounts as are determined from time to time by the Board of Directors in its discretion are reserved and available for grant to officers, directors, employees and consultants of the Company and its subsidiaries.

"Stockholders" has the meaning set forth in the Recitals to this Agreement.

"Stockholders Agreement" has the meaning set forth in the Recitals to this Agreement.

"Stockholders Meeting" has the meaning set forth in Section 6.1 of this Agreement.

"Subject Purchaser" has the meaning set forth in Section 4.1 of this Agreement.

"Tag-Along Rightholder" has the meaning set forth in Section 3.1(f)(i) of this Agreement.

"Third-Party Purchaser" means any Person to whom any Stockholder wishes to Transfer all or any portion of its or his Shares other than a Person which is a Permitted Transferee of such Stockholder.

"Transfer" has the meaning set forth in Section 2.1 of this Agreement.

"Transferred Shares" has the meaning set forth in Section 3.2(a) of this Agreement.

"Transferring Stockholder" has the meaning set forth in Section 3.1(f)(i) of this Agreement.

"Written Consent" has the meaning set forth in Section 6.1 of this Agreement.

2.         Restrictions on Transfer of Shares.

2.1         Limitation on Transfer. No Stockholder shall sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "Transfer") any Shares or any right, title or interest therein or thereto, except in accordance with the provisions of this Agreement, including, without limitation, Section 2.4. Any attempt to Transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void abinitio.

2.2         Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, but subject to Sections 2.1, 2.3 and 2.4, at any time: (a) each of the Major Stockholders who is an individual may Transfer all or a portion of his Shares to or among (i) a member of such Major Stockholder's immediate family, which shall include his spouse, siblings, children or grandchildren ("Family Members") or (ii) a trust, corporation, partnership, limited liability company, or other legal entity, all of the beneficial interests in which shall be held by such Major Stockholder or one or more Family Members of such Major Stockholder; provided, however, that during the period that any such trust, corporation, partnership, limited liability company, or other legal entity holds any right, title or interest in any Shares, no Person other than such Major Stockholder or one or more Family Members of such Major Stockholder may be or may become beneficiaries, stockholders, limited or general partners or members thereof; (b) each of the Investors may Transfer all or a portion of his Shares to any of its Affiliates, to any other Investor or to any Affiliate of any other Investor; (c) Isotopia may Transfer all or a portion of its Shares to Dr. Maurits W. Geerlings, Sr., or any of his Family Members; and (d) Maurits Geerlings, Sr. may Transfer up to 17,500 of his Shares (subject to appropriate and proportionate adjustment for stock dividends payable in shares of, stock splits and other subdivisions and combinations of, and recapitalizations and like occurrences with respect to, the Common Stock) to a non-Family Member if and to the extent he has not already Transferred such number of Shares prior to the date hereof (the Persons referred to in the preceding clauses (a), (b) and (c) are each referred to hereinafter as a "Permitted Transferee"). A Permitted Transferee of Shares pursuant to this Section 2.2 may Transfer its Shares pursuant to this Section 2.2 only to the Transferor Stockholder or to a Person that is a Permitted Transferee of such Transferor Stockholder.

2.3         Permitted Transfer Procedures. If any Stockholder wishes to Transfer Shares to a Permitted Transferee under Section 2.2, such Stockholder shall give notice to the Company of its intention to make any Transfer permitted under Section 2.2 not less than ten (10) days prior to effecting such Transfer, which notice shall state the name and address of each Permitted Transferee to whom such Transfer is proposed, the relationship of such Permitted Transferee to such Stockholder, and the number of Shares proposed to be Transferred to such Permitted Transferee.

2.4         Transfers in Compliance with Law; Substitution of Transferee. Notwithstanding any other provision of this Agreement, no Transfer may be made unless (a) the Transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit A, (b) the Transfer complies in all respects with the applicable provisions of this Agreement and (c) the Transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act. If requested by the Company, an opinion of counsel to such Transferring Stockholder shall be supplied to the Company at such Transferring Stockholder's expense, to the effect that such Transfer complies with the applicable federal and state securities laws; provided, that no opinion of counsel shall be required for any Transfer by any Investor to any Permitted Transferee of such Investor. Upon becoming a party to this Agreement, (i) a Permitted Transferee of a Major Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the Transferring Major Stockholder hereunder with respect to the Shares Transferred to such Permitted Transferee, (ii) a Transferee of an Investor shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the Transferring Investor hereunder with respect to the Shares Transferred to such Transferee, (iii) a Transferee other than a Permitted Transferee of a Major Stockholder shall be subject to the same obligations as, but none of the rights of, the Transferring Major Stockholder hereunder with respect to the Shares Transferred to such Transferee, and (iv) a Transferee of any Stockholder (other than a Stockholder which is a Major Stockholder or an Investor) shall be substituted for, and shall be entitled to the same obligations as, the Transferring Stockholder hereunder with respect to the Shares Transferred to such Transferee.

3.         Right of First Refusal, Drag-Along and Tag-Along Rights.

3.1           Proposed Voluntary Transfers.

(a)           Offering Notice. Subject to Section 2, if any Stockholder, other than a Series E Investor as to Shares of Series E Preferred Stock, (a "Selling Stockholder") wishes to Transfer all or any portion of its or his Shares, to any Third-Party Purchaser, such Selling Stockholder shall offer such Shares first to the Company by sending written notice (an "Offering Notice") to the Company, which shall state: (a) the name and address of the Third-Party Purchaser; (b) the number of Shares proposed to be Transferred (the "Offered Securities"); (c) the proposed purchase price per Share for the Offered Securities (the "Offer Price") and the type of consideration offered (including, if the consideration consists in whole or in part of non-cash consideration, such information available to the Selling Stockholder as is necessary for the Company and the Rightholders (as hereinafter defined) under this Section 3.1 to analyze the economic value and investment risk of such non-cash consideration); and (d) the other terms and conditions of such sale. Upon delivery of the Offering Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired. The Company shall promptly deliver a copy of the Offering Notice to each of the Rightholders under this Section 3.1. The Offering Notice shall include a copy of the agreement between the Selling Stockholder and the Third-Party Purchaser pertaining to the proposed Transfer of the Offered Securities to the Third-Party Purchaser.

(b)           Company Option; Exercise. For a period of fifteen (15) days after the giving of the Offering Notice pursuant to Section 3.1(a) (the "Company Option Period"), the Company shall have the right (the "Company Option") but not the obligation to purchase any or all of the Offered Securities at a purchase price per share equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice, except that the Company may, at its option, substitute cash consideration for non-cash consideration (other than notes) based upon the value of such non-cash consideration (as determined in good faith by a majority of the entire Board of Directors, which determination must include the Series E Preferred Directors). The right of the Company to purchase any or all of the Offered Securities under this Section 3.1(b) shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the Company Option Period, to the Selling Stockholder, with a copy to the Eligible Investors and the Major Stockholders, which notice shall state the number of Offered Securities, respectively, proposed to be purchased by the Company. The failure of the Company to respond within the Company Option Period shall be deemed to be a waiver of the Company Option, provided that the Company may waive its rights under this Section 3.1(b) prior to the expiration of the Company Option Period by giving written notice to the Selling Stockholder, with a copy to the Eligible Investors and the Major Stockholders.

(c)           Rightholder Option; Exercise.

(i)         If the Company does not elect to purchase all of the Offered Securities, then for a period of thirty (30) days after the earlier to occur of (a) the expiration of the Company Option Period and (b) the date upon which the Selling Stockholder shall have received written notice from the Company of its exercise of the Company Option pursuant to Section 3.1(b) or its waiver thereof (the "Rightholder Option Period"), each of the Eligible Investors and those of the Major Stockholders who is not a Selling Stockholder (for the purpose of Section 3.1, (each, a "Rightholder" and collectively, the "Rightholders") shall have the right to purchase all, but not less than all, of the remaining Offered Securities at a per share purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice, except that each Rightholder may, at its option, substitute cash consideration for non-cash consideration (other than notes) based upon the value of such non-cash consideration (as determined in good faith by a majority of the entire Board of Directors, which determination must include the Series E Preferred Directors). Each such Rightholder shall have the right to purchase that percentage of the Offered Securities determined by dividing (i) the total number of Shares then owned by such Rightholder by (ii) the total number of Shares then owned by all such Rightholders. If any Rightholder does not fully subscribe for the number or amount of Offered Securities it or he is entitled to purchase, then each other fully participating Rightholder shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for the purposes of this Section 3.1(c), the "Excess Offered Securities") determined by dividing (x) the total number of Shares then owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholders who elected to purchase Excess Offered Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess Offered Securities. If the Company and/or the Rightholders do not purchase all of the Offered Securities pursuant to Section 3.1(b) and/or Section 3.1(c), then the Selling Stockholder may, subject to Section 3.1(f), sell the Offered Securities to a Third-Party Purchaser in accordance with Section 3.1(e).

(ii)         The right of each Rightholder to purchase all of the remaining Offered Securities under subsection (i) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the Rightholder Option Period, to the Selling Stockholder with a copy to the Company. Each such notice shall state (a) the number of Shares held by such Rightholder and (b) the number of Shares that such Rightholder is willing to purchase pursuant to this Section 3.1(c). The failure of a Rightholder to respond within the Rightholder Option Period to the Selling Stockholder shall be deemed to be a waiver of such Rightholder's rights under subsection (i) above, provided that each Rightholder may waive its rights under subsection (ii) above prior to the expiration of the Rightholder Option Period by giving written notice to the Selling Stockholder, with a copy to the Company.

(d)           Closing. The closing of the purchases of Offered Securities subscribed for by the Company under Section 3.1(b) and/or the Rightholders under Section 3.1(c) shall be held at the executive offices of the Company at 11:00 a.m., local time, on the 60th day after the giving of the Offering Notice pursuant to Section 3.1(a) or at such other time and place as the parties to the transaction may agree. At such closing, the Selling Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for Transfer and accompanied by all requisite Transfer taxes, if any, and such Offered Securities shall be free and clear of any Liens (other than those arising hereunder and those attributable to actions by the purchasers thereof) and the Selling Stockholder shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of such Offered Securities. The Company and/or each Rightholder, as the case may be, purchasing Offered Securities shall deliver at the closing consideration to be paid in full and the cash portion of such consideration shall be paid in immediately available funds for the Offered Securities purchased by it or him. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

(e)           Sale to the Third-Party Purchaser. Unless the Company and/or the Rightholders elect to purchase all, but not less than all, of the Offered Securities under Sections 3.1(b) and 3.1(c), the Selling Stockholder may, subject to Section 3.1(f), sell all, but not less than all, the Offered Securities to the Third-Party Purchaser and not to any assignee or designee of such Third-Party Purchaser at a purchase price per share equal to the Offer Price and on the terms and conditions set forth in the Offering Notice; provided, however, that such sale is bona fide and consummated within sixty (60) days after the earlier to occur of (i) the waiver by the Company and all of the Rightholders of their options to purchase the Offered Securities and (ii) the expiration of the Rightholder Option Period; and provided further, that such sale shall not be consummated unless and until (x) such Third-Party Purchaser shall represent in writing to the Company and each Rightholder that it is aware of the rights of the Company and the Stockholders contained in this Agreement and (y) prior to the purchase by such Third-Party Purchaser of any of such Offered Securities, such Third-Party Purchaser shall become a party to this Agreement and shall agree to be bound by the terms and conditions hereof in accordance with Section 2.4 hereof. If such sale is not consummated within such sixty (60) day period for any reason, then the restrictions provided for herein shall again become effective, and no Transfer of such Offered Securities may be made thereafter by the Selling Stockholder without again offering the same to the Company and the Rightholders in accordance with this Section 3.1.

(f)            Tag-Along Rights.

(i)         If any Stockholder (a "Transferring Stockholder") wishes to Transfer all or any portion of its or his Shares to a Third-Party Purchaser, then each of the Stockholders (other than the Transferring Stockholder) (each, a "Tag-Along Rightholder") shall have the right to sell to such Third-Party Purchaser, upon the same terms and conditions as the Transferring Stockholder, up to that number of Shares held by such Tag-Along Rightholder equal to that percentage of the number of Shares proposed to be Transferred by the Transferring Stockholder determined by dividing (i) the total number of Shares then owned by such Tag-Along Rightholder by (ii) the sum of (x) the total number of Shares then owned by all such Tag-Along Rightholders exercising their rights pursuant to this Section 3.1(f) and (y) the total number of Shares then owned by the Transferring Stockholder. To the extent that the Tag-Along Rightholders exercise their rights pursuant to this Section 3.1(f), the number of Shares proposed to be Transferred by the Transferring Stockholder shall be reduced accordingly.

(ii)        The Transferring Stockholder shall give written notice to each Tag-Along Rightholder of each proposed sale by it of Shares which gives rise to the rights of the Tag-Along Rightholders set forth in this Section 3.1(f) at least fifteen (15) days prior to the proposed consummation of such sale, setting forth the name of such Transferring Stockholder, the number of Shares proposed to be sold, the name and address of the proposed Third-Party Purchaser, the proposed amount and form of consideration and terms and conditions of payment offered by such Third-Party Purchaser, the percentage of Shares that such Tag-Along Rightholder may sell to such Third-Party Purchaser (determined in accordance with Section 3.1(0(0), and a representation that such Third-Party Purchaser has been informed of the "tag-along" rights provided for in this Section 3.1(f) and has agreed to purchase Shares in accordance with the terms hereof. The tag-along rights provided by this Section 3.1(0 must be exercised by any Tag-Along Rightholder wishing to sell Shares pursuant to this Section 3.1(f) within ten (10) days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Stockholder indicating such Tag-Along Rightholder's wish to exercise its rights and specifying the number of Shares (up to the maximum number of Shares owned by such Tag-Along Rightholder required to be purchased by such Third-Party Purchaser) it wishes to sell. The failure of a Tag-Along Rightholder to respond within such 10-day period shall be deemed to be a waiver of such Tag-Along Rightholder's rights under this Section 3.1(f), provided that any Tag-Along Rightholder may waive its rights under this Section 3.1(0 prior to the expiration of such 10-day period by giving written notice to the Transferring Stockholder, with a copy to the Company. If a Third-Party Purchaser fails to purchase Shares from any Tag-Along Rightholder that has properly exercised its tag-along rights pursuant to this Section 3.1(f)( ii), then the Transferring Stockholder shall not be permitted to consummate the proposed sale of his or its Shares unless and until, simultaneous with such sale, the Transferring Stockholder purchases from such Tag-Along Rightholder the number of Shares such Tag-Along Rightholder is entitled to sell under this Section 3.1(1) on the same terms and conditions as the Transferring Stockholder is Transferring his or its Shares to the Third-Party Purchaser.

(g)           Drag-Along Rights.

(i)         If the Stockholders holding a majority of the voting power of the Shares (the "Sale Majority") approve a bona tide sale or exchange, whether directly or pursuant to a sale, merger, consolidation or other business combination, of all or substantially all of the Shares to a Third-Party Purchaser (a "Drag-Along Event"), then the Stockholders comprising a part of the Sale Majority shall have the right, subject to all of the provisions of this Section 3.1(g) ("Drag-Along Rights"), to require all of the other Stockholders (the "Drag-Along Stockholders" and each individually a "Drag-Along Stockholder") to (A) if such Drag-Along Event is structured as a sale of Shares, sell, Transfer and deliver or cause to be sold, Transferred and delivered to such Third-Party Purchaser all Shares and Common Stock Equivalents owned by the Drag-Along Stockholders or (B) if such Drag-Along Event is structured as a merger, consolidation or other business combination requiring the consent or approval of the Drag-Along Stockholders, vote their Shares in accordance with the written instructions of the Stockholders comprising a part of the Sale Majority in favor thereof, and otherwise consent to and raise no objection to such transaction, and waive any dissenters' rights, appraisal rights or similar rights which the Drag-Along Stockholders may have in connection therewith; and, in any such event, subject to the provisions of subsection (iii) of this Section 3.1(g), the Drag-Along Stockholders shall agree to and shall be bound by the same terms, provisions and conditions in respect of the Drag-Along Event. The provisions of Section 3.1 (f) shall not apply to any transaction to which this Section 3.1(g) applies to the extent the Stockholders comprising a part of the Sale Majority shall have in fact exercised their Drag-Along Rights under this Section 3.1(g).

(ii)        If the Stockholders comprising a part of the Sale Majority desire to exercise their Drag-Along Rights, they shall give written notice to the Drag-Along Stockholders ("Drag-Along Notice") of the Drag-Along Event which gives rise to the obligations of the Drag-Along Stockholders set forth in this Section 3.1(g), at least thirty (30) days prior to the proposed consummation of the transaction. The Drag-Along Notice shall set forth (A) the name and address of the Third-Party Purchaser, (B) the date on which such transaction is proposed to be consummated, (C) the proposed amount and form of consideration and terms and conditions of payment offered by the Third-Party Purchaser and (D) a representation that the Third-Party Purchaser has been informed of the Drag-Along Rights provided for in this Section 3.1(g) and has agreed to purchase Shares in accordance with the terms hereof.

(iii)       In connection with a Drag-Along Event pursuant to this Section 3.1(g), the Drag-Along Stockholders shall make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the Stockholders comprising a part of the Sale Majority agree to make in connection with the proposed Transfer by them relating to the ownership of and title to their Shares. No Drag-Along Stockholder shall be subject to the requirements of this Section 3.1(g) with respect to a Drag-Along Event if such Drag-Along Event (A) requires that the payment with respect to each share of Common Stock or Preferred Stock, as applicable, held by such Drag-Along Stockholder is not in accordance with the Certificate if such Drag-Along Event were deemed a "Liquidation" or "Acquisition Transaction" for purposes of Article IV, Section 3 thereof (or such equivalent Article and Section thereof), (B) provides that such Drag-Along Stockholder will not receive the same form of consideration or the same per share consideration for their shares of Common Stock or Preferred Stock, as applicable, as all other holders of such shares of Common Stock or Preferred Stock, as applicable, or (C) requires such Drag-Along Stockholder to agree to any indemnification obligations which (1) are for breaches of representations and warranties of any Person other than the Company or such Drag-Along Stockholder, (2) provide for indemnification other than in proportion to such Drag-Along Stockholder's ownership interest in the Company, determined on a fully-diluted basis as-converted to Common Stock basis (excluding: (a) all Shares issuable pursuant to the exercise of an option wherein such right of exercise has not yet vested as of the closing of the Drag-Along Event, (b) all Shares exercisable pursuant to either a warrant or an option for which the exercise price is greater than the fair market value of the underlying Shares as of the closing of the Drag-Along Event; and (c) all options and Shares reserved for the issuance of options under the Stock Option Plan for which options have not yet issued as of the closing of the Drag-Along Event), and (3) are not limited to the value of the consideration actually received by such Drag-Along Stockholder pursuant to such Drag-Along Event (excluding liability for such Drag-Along Stockholder's own fraud or malfeasance). In addition and without limitation to the foregoing, no Drag-Along Stockholder shall be subject to the requirements of this Section 3.1(g) with respect to a Drag-Along Event if such Drag-Along Stockholder is required to provide indemnification in connection with such Drag-Along Event and any of the Stockholders comprising a part of the Sale Majority are not required to provide indemnification or such Drag-Along Stockholder's indemnification obligations in connection with such Drag-Along Event are upon terms and conditions which are less favorable to such Drag-Along Stockholder than the terms and conditions upon which any of the Stockholders comprising a part of the Sale Majority are obligated to provide indemnification in connection with such Drag-Along Event.

3.2           Involuntary Transfers.

(a)          Rights of First Offer upon Involuntary Transfer. If an Involuntary Transfer of any Shares (the "Transferred Shares") owned by any Stockholder other than an Eligible Investor shall occur, then the Company and the Stockholders other than the Stockholder who suffered or will suffer such Involuntary Transfer (for the purpose of Section 3.2, each, a "Rightholder" and collectively, the "Rightholders") shall have the same rights as specified in Sections 3.1(b) and 3.1(c), respectively, with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary Transfer by a Selling Stockholder and shall be governed by Section 3.1 except that (i) the time periods shall run from the date of receipt by the Company of actual notice of the Involuntary Transfer (and the Company shall immediately give notice to the Rightholders of the date of receipt of such notice), (ii) such rights shall be exercised by notice to the Transferee of such Transferred Shares (the "InvoluntaryTransferee") rather than to the Stockholder who suffered or will suffer the Involuntary Transfer and (iii) the purchase price per Transferred Share shall be agreed upon by the Involuntary Transferee and the Company and/or the purchasing Rightholders purchasing a majority of the Transferred Shares, as the case may be; provided, however, that if such parties fail to agree as to such per share purchase price within thirty (30) days after the date on which the Company or the last of the Rightholders exercised its rights under this Section 3.2(a), whichever is later (such period, the "Price Negotiation Period"), the per share purchase price shall be the Fair Value thereof as determined in accordance with Section 3.2(b).

(b)          Fair Value. If the parties fail to agree upon the per share purchase price of the Transferred Shares in accordance with Section 3.2(a) hereof, then the Company or the Rightholders, as the case may be, shall purchase the Transferred Shares at a per share purchase price equal to the Fair Value (as hereinafter defined) thereof. The Fair Value of the Transferred Shares shall be determined by a panel of three independent appraisers, which shall be nationally recognized investment banking firms or nationally recognized experts experienced in the valuation of corporations engaged in the business conducted by the Company. Within five (5) Business Days after the last day of the Price Negotiation Period or such earlier date as the applicable parties determine that they cannot agree as to the per share purchase price, the Involuntary Transferee and the Board of Directors (in the case of a purchase by the Company), or the purchasing Rightholders purchasing a majority of the Transferred Shares being purchased by the purchasing Rightholders (if the Company is not purchasing any Transferred Shares), or the Board of Directors and such purchasing Rightholders jointly (in the case of a purchase by the Company and Rightholders), as the case may be, shall each designate one such appraiser that is willing and able to conduct such determination. If either the Involuntary Transferee or the Board of Directors or the purchasing Rightholders or both, as the case may be, fails to make such designation within such period, then the other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of five (5) Business Days after the designation of the second appraiser, designate a mutually acceptable third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the Fair Value of the Transferred Shares shall be the average of the determination of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded; provided, however, that if the determination of two appraisers are equally close to the determination of the third appraiser, then the Fair Value of the Transferred Shares shall be the average of the determination of all three appraisers. Such determination shall be final and binding on the Involuntary Transferee, the Company and the Rightholders. The Involuntary Transferee shall be responsible for the fees and expenses of the appraiser designated by or on behalf of it, and the Company or the purchasing Rightholders (if both the Company and the purchasing Rightholders), or the purchasing Rightholders (if the Company is not purchasing any Transferred Shares) for the fees and expenses of the appraiser designated by or on behalf of the Board of Directors or the purchasing Rightholders (if the Company is not purchasing any Transferred Shares), as the case may be. The Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be, shall each share half the fees and expenses of the appraiser designated by the appraisers. For purposes of this Section 3.2(b), the "Fair Value" of the Transferred Shares means the per share fair market value of such Transferred Shares determined in accordance with this Section 3.2(b) based upon all considerations that the appraisers determine to be relevant. All expenses to be shared by the Company and the purchasing Rightholders, or among the purchasing Rightholders (if the Company is not purchasing any Transferred Shares), shall be shared in proportion to the number of Transferred Shares purchased.

(c)           Closing. The closing of any purchase under this Section 3.2 shall be held at the offices of the Company's legal counsel or such other location as may be designated by the Company at 11:00 a.m., local time, on the earlier to occur of (i) the fifth Business Day after the purchase price per Transferred Share shall have been agreed upon by the Involuntary Transferee and the Company or the purchasing Rightholders, as the case may be, in accordance with Section 3.2(a)( iii), or (ii) the fifth Business Day after the determination of the Fair Value of the Transferred Shares in accordance with Section 3.2(b), or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this Section 3.2, duly endorsed with a signature guarantee for Transfer and accompanied by all requisite Transfer taxes, if any, and such Transferred Shares shall be free and clear of any Liens (other than those arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of such Transferred Shares. The Company or each Rightholder, as the case may be, purchasing such Transferred Shares shall deliver at closing payment in full in immediately available funds for such Transferred Shares. At such closing, all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

(d)          General. In the event that the provisions of this Section 3.2 shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Company and the Rightholders shall have the rights specified in Sections 3.1(b) and 3.1(c), respectively, with respect to any Transfer by an Involuntary Transferee of such Shares, and each Rightholder agrees that any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Selling Stockholder for purposes of Section 3.1 of this Agreement and shall be bound by the provisions of Section 3.1 and other related provisions of this Agreement.

4.             Future Issuance of Shares; Preemptive Rights.

4.1      Offering Notice. Except for the issuance of (a) any Excluded Securities of any kind described in clauses (A) through (F) of Section C.5.3(a)(vii) of Article IV of the Certificate, (b) any of the Series E Preferred Stock issued pursuant to the Preferred Stock Purchase Agreement, or (c) any shares of Common Stock issued pursuant to any Extraordinary Event (as defined in the Certificate) (such issuances described in (a) through (c) of this Section 4.1 being referred to collectively as "Exempt Issuances"), if the Company wishes to issue any capital stock or any other securities or obligations convertible into, or exercisable or exchangeable for, any capital stock of the Company or any option, warrant or other subscription or purchase right with respect to any capital stock of the Company or any such convertible, exercisable or exchangeable securities or obligations (collectively, "New Securities") to any Person (the "Subject Purchaser"), then the Company shall offer such New Securities, in accordance with Section 4.2(a), first to each of the Eligible Investors (each, a "Preemptive Rightholder" and collectively, the "Preemptive Rightholders") by sending written notice (the "New Issuance Notice") to the Preemptive Rightholders, which New Issuance Notice shall state (x) the number of New Securities proposed to be issued and (y) the proposed purchase price per security of the New Securities (the "Proposed Price"). Upon delivery of the New Issuance Notice, such offer shall be irrevocable unless and until the rights provided for in Section 4.2 shall have been waived or shall have expired.

4.2      Preemptive Rights; Exercise.

(a)           For a period of twenty (20) days after the giving of the New Issuance Notice pursuant to Section 4.1, each of the Preemptive Rightholders shall have the right to purchase up to its Proportionate Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the same terms and conditions set forth in the New Issuance Notice, except that if all or any part of the consideration to be paid by a Subject Purchaser is not cash, then the value of the non-cash consideration (other than notes) shall be determined in good faith by a majority of the entire Board of Directors (which determination must include the Series E Preferred Directors) and any Preemptive Rightholder electing to purchase any New Securities may pay the cash equivalent thereof. Each such Preemptive Rightholder shall have the right to purchase that percentage of the New Securities determined by dividing (x) the total number of Shares then owned by such Preemptive Rightholder exercising its rights under this Section 4.2 by (y) the total number of shares of Common Stock then issued and outstanding (assuming for such purpose, the complete exercise, exchange or conversion of all then issued and outstanding Common Stock Equivalents) (the "Proportionate Percentage"). If any Preemptive Rightholder does not fully subscribe for the number or amount of New Securities that it or he is entitled to purchase pursuant to the preceding sentence, then each other fully participating Preemptive Rightholder shall have the right to purchase that percentage of the remaining New Securities not so subscribed for (for the purposes of this Section 4.2(a), the "Excess New Securities") determined by dividing (x) the total number of Shares then owned by such fully participating Preemptive Rightholder by (y) the total number of Shares then owned by all fully participating Preemptive Rightholders who elected to purchase Excess New Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess New Securities.

(b)           The right of each Preemptive Rightholder to purchase the New Securities under Section 4.2(a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 20-day period referred to in Section 4.2(a) above, to the Company, which notice shall state the amount of New Securities that such Preemptive Rightholder elects to purchase pursuant to Section 4.2(a). The failure of a Preemptive Rightholder to respond within such 20-day period shall be deemed to be a waiver of such Preemptive Rightholder's rights under Section 4.2(a), provided that each Preemptive Rightholder may waive its rights under Section 4.2(a) prior to the expiration of such 20-day period by giving written notice to the Company.

4.3      Closing. The closing of the purchase of New Securities subscribed for by the Preemptive Rightholders under Section 4.2 shall be held at the executive offices of the Company at 11:00 a.m., local time, on (a) the date of the initial closing of the sale to the Subject Purchaser made pursuant to Section 4.4 if the Preemptive Rightholders elect to purchase some, but not all, of the New Securities under Section 4.2, or (b) at another time and place if the the parties to the transaction so agree in writing. At such closing, the Company shall deliver certificates representing the New Securities, and such New Securities shall be issued free and clear of all Liens (other than those arising hereunder and those attributable to actions by the purchasers thereof) and the Company shall so represent and warrant, and further represent and warrant that such New Securities shall be, upon issuance thereof to the Preemptive Rightholders and after payment therefor, duly authorized, validly issued, fully paid and non-assessable. Each Preemptive Rightholder purchasing the New Securities shall deliver at the closing payment in full in immediately available funds for the New Securities purchased by him or it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

4.4      Sale to Subject Purchaser. The Company may sell to the Subject Purchaser all of the New Securities not purchased by the Preemptive Rightholders pursuant to Section 4.2 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however, that such sale is bona tide and consummated within ninety (90) days following the earlier to occur of (i) the waiver by the Preemptive Rightholders of their option to purchase New Securities pursuant to Section 4.2, and (ii) the expiration of the 20-day period referred to in Section 4.2. If such sale is not consummated within such 90-day period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same in accordance with this Section 4. The closing of any issuance and purchase pursuant to this Section 4.4 shall be held at a time and place as the parties to the transaction may agree within such 90-day period.

5.             After-Acquired Securities Agreement to be Bound.

5.1      After-Acquired Securities. All of the provisions of this Agreement shall apply to all of the Shares and Common Stock Equivalents now owned or which may be issued or Transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of such Shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

5.2      Agreement to be Bound. The Company shall not issue any shares of capital stock or any Common Stock Equivalents to any Person not a party to this Agreement, other than any Common Stock Equivalents issued to directors, officers, employees or consultants of the Company pursuant to the Stock Option Plan, unless either (a) such Person has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit B, or (b) such Person has otherwise entered into an agreement with the Company restricting the Transfer of its or his Shares in form and substance reasonably satisfactory to the Eligible Investors holding a majority of the voting power of the Shares held by the Eligible Investors. Upon the exercise of any Common Stock Equivalents under the Stock Option Plan, the holder of such Common Stock Equivalents shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit B. Upon becoming a party to this Agreement, such Person shall be deemed to be a party to, and bound by, the provisions of this Agreement. Any issuance of Shares or any Common Stock Equivalents by the Company in violation of this Section 5.2 shall be null and void abinitio.

6.             Corporate Governance.

6.1       General. From and after the execution of this Agreement, each Stockholder shall vote its Shares at any regular or special meeting of stockholders of the Company (a "Stockholders Meeting") or in any written consent executed in lieu of such a meeting of stockholders (a "Written Consent"), and shall take all other actions necessary, to give effect to the provisions of this Agreement (including, without limitation, Section 6.2 hereof).

6.2       Election of Directors; Number and Composition.

(a)           Number. Each Stockholder shall vote its Shares at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall consist of such number of directors as is authorized in accordance with the Charter Documents.

(b)           Composition. Each Stockholder shall vote its Shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, and take all other actions necessary to ensure: (i) the nomination and election to the Board of Directors of two individuals designated by the holders of at least a majority of the issued and outstanding Series E Preferred Stock (the "Series E Preferred Director"); (ii) the nomination and election to the Board of Directors of one individual who shall be the then current chief executive officer of the Company (the "CEO Director"), who shall initially be Dragan Cicic, M.D., (iii) the nomination and election to the Board of Directors of two individuals who are not employees, officers or directors of any of the Investors or any of their respective Affiliates.

6.3      Removal and Replacement of Directors.

(a)          Replacement of Directors. If at any time, a vacancy is created on the Board of Directors by reason of the incapacity, death, removal or resignation of a director designated by the Stockholders entitled to designate directors under Section 6.2(b) (each a "Designating Party"), then the Designating Party shall promptly designate a new director and, after written notice to each of the other Stockholders and the Company of such new designee, each Stockholder shall vote all of its or his Shares so as to elect such new designee to the Board of Directors.

(b)          Removal of Directors. Each Designating Party may remove its designated director at any time and for any reason (or no reason) in such Designating Party's sole discretion and, after written notice to each of the other Stockholders and the Company of the new designee to replace such removed director, each Stockholder shall vote all of its Shares so as to elect such new designee to the Board of Directors.

6.4      Reimbursement of Expenses; D&O Insurance. The Company shall reimburse the members of the Board of Directors for all reasonable travel and accommodation expenses incurred by the directors in connection with the performance of their duties as directors of the Company upon presentation of appropriate documentation therefor.

6.5      Annual Budget. Not less than thirty (30) days prior to the end of each fiscal year, the Company shall prepare and submit to the Board of Directors for its approval an annual operating budget for the next succeeding fiscal year in reasonable detail.

6.6      Books and Records. The Company shall, and shall cause its subsidiaries to, keep proper books of records and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of its subsidiaries in accordance with generally accepted accounting principles consistently applied.

7.           Stock Certificate Legend. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends substantially in the following forms:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG THE COMPANY AND THE STOCKHOLDERS NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT.

8.             Miscellaneous.

8.1      Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the shares of Common Stock and Preferred Stock, (b) any and all shares of capital stock of the Company into which the shares of Common Stock or Preferred Stock, as applicable, are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (c) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and Preferred Stock, as applicable, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a stockholders agreement with the Investors and other Stockholders on terms substantially the same as this Agreement as a condition of any such transaction.

8.2      Notices. All notices, demands or other communications provided for or permitted hereunder shall be made in writing and shall be sent by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

(a)       if to the Company:

Actinium Pharmaceuticals, Inc.
________________________
________________________
U.S.A.
Telefax:__________________
Attention: Dragan Cicic, M.D.

with a copy to:
________________________
________________________
________________________

(b)       if to AHL:

Actinium Holdings Limited
________________________
________________________
Telefax   __________________
Attention: [_______________]

with a copy to:
________________________
________________________

(c)        if to Organon:

N.V. Organon
[________________________]
Telecopy: [________________]
Attention: [________________]

(d)        if to any Major Stockholder or Stockholder, at its address as it appears on the record books of the Company.

Any party may, by notice given in accordance with this Section 8.2, designate another address or Person for receipt of notices hereunder. All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied or sent by electronic mail.

8.3       Successors and Assigns. This Agreement shall be binding upon andinure to the benefit of the parties and their respective successors, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a Transfer of Shares in accordance with this Agreement.

8.4       Amendment and Waiver.

(a)          Except as specifically set forth in this Agreement, no failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

(b)          Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the Company, the Stockholders holding a majority of the voting power of the Shares held by the Stockholders, and Series E Investors holding a majority of the voting power of the Shares held by the Series E Investors. Any such amendment, supplement, modification, waiver or consent shall be binding upon the Company and all of the Stockholders.

8.5      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature(s) which shall be binding on the party delivering same, to be followed by delivery of originally executed signature pages.

8.6      Specific Performance. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

8.7      Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

8.8      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.NO SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OR BEFORE ANY SIMILAR AUTHORITY OTHER THAN IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND THE PARTIES HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUIT, PROCEEDING OR JUDGMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT WHICH IT MAY HAVE HAD TO BRING SUCH AN ACTION IN ANY OTHER COURT, DOMESTIC OR FOREIGN, OR BEFORE ANY SIMILAR DOMESTIC OR FOREIGN AUTHORITY AND AGREES NOT TO CLAIM OR PLEAD THE SAME. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.9      Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

8.10    Entire Agreement. This Agreement, together with the exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersedes all prior agreements and understandings among the parties with respect to such subject matter, including the Prior Stockholders Agreement.

8.11    Term of Agreement. This Agreement shall become effective upon the execution hereof and shall terminate upon the first to occur of (a) the consummation of the Qualified Initial Public Offering or b) the consummation of a Pubco Transaction.

8.12    Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Stockholders Agreement on the date first written above.

ACTINIUM PHARMACEUTICALS, INC.

By:	/s/ Dragan Cicic
Name: Dragan Cicic
Title: President and CEO

ACTINIUM HOLDINGS LIMITED

By:
Name:
Title:

N.V. ORGANON

By:
Name:
Title:

DR. MAURITS GEERLINGS, JR.

The Purchasers of Series E Preferred Shares, to be set forth on Schedule A to this Agreement, have executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement each Purchaser is deemed to have executed the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT in all respects.

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Stockholders Agreement on the date first written above.

ACTINIUM PHARMACEUTICALS, INC.

By:
Name:
Title:

ACTINIUM HOLDINGS LIMITED

By:	/s/ Michael Shettay
Name: Michael Shettay
Title: President

N.V. ORGANON

By:
Name:
Title:

DR. MAURITS GEERLINGS, JR.

The Purchasers of Series E Preferred Shares, to be set forth on Schedule A to this Agreement, have executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement each Purchaser is deemed to have executed the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT in all respects.

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amended and Restated Stockholders Agreement on the date first written above.

ACTINIUM PHARMACEUTICALS, INC.

By:
Name:
Title:

ACTINIUM HOLDINGS LIMITED

By:
Name:
Title:

N.V. ORGANON

By:	/s/ David Nicholson
Narne: David Nicholson, Ph.D
Title: Sr. VP, Worldwide Licensing & Knowledge Management

DR. MAURITS GEERLINGS, JR.

The Purchasers of Series E Preferred Shares, to be set forth on Schedule A to this Agreement, have executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement each Purchaser is deemed to have executed the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT in all respects.

IN WITNESS WHEREOF, the undersigned have executed, or have caused to he executed, this Amended and Restated Stockholders Agreement on the date first written above.

ACTINIUM PHARMACEUTICALS, INC.

By:
Name:
Title:

ACTINIUM HOLDINGS LIMITED

By:
Name:
Title:

N.V. ORGANON

By:
Narne:
Title:

DR. MAURITS GEERLINGS, JR.

/s/ Maurits Geerlings, Jr.

The Purchasers of Series F Preferred Shares, to be set forth on Schedule A to this Agreement, have executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement each Purchaser is deemed to have executed the AMENDED AND RESTATED STOCKHOLDERS AGREEMENT in all respects.

SCHEDULE A

SCHEDULE OF PURCHASERS

Initial Closing (October 5, 2011)

Name of Purchaser	Series E Shares	Warrants
Baker, Adam	191,570	47,892
Barber, Michael K. and Julia K (JTWROS)	114,942	28,735
Beam, George B.	38,314	9,578
Blank, Robert N.	95,785	23,946
Brawley, William Wade	95,785	23,946
Byer, Scott	95,785	23,946
Carroll, Michael and Sheila (JTWROS)	670,496	167,623
Chambers, Michael R.	95,785	23,946
Conan, Roger	191,570	47,892
Craig, Ron D.	383,141	95,785
Davis, Frank	95,785	23,946
Dunn, Robert	383,141	95,785
Duty, Clint N.	191,570	47,892
Eckert, Douglas E.	95,785	23,946
Elefther, George IRA (Stern, Agee & Leach Inc C/F)	471,263	117,815
Engdall, Michael and Susan	191,570	47,892
Fischgrund, Stephen	57,471	14,367
Fox, L. Dean	766,282	191,570
Hanks, Bryan J. and Michelle B. (JTWROS)	95,785	23,946
Hasley, Jimmy R. IRA	335,248	83,811
Hasty, Benjamin	114,942	28,735
Herweck, Richard L.	38,314	9,578
Johnston, Christopher M.	95,785	23,946
Johnston, Timothy P.	181,991	45,497
Konetzni, Albert H., Jr. and Shirley A. (JTWROS)	95,785	23,946
Krauch, Robert H.	766,282	191,570
Kuhar, David A.	57,471	14,367
Laflash, Harold 0. and Greta G. (JTWROS)	95,785	23,946
Larsen, Kenneth N. Trust U/A/D 9/25/09, Kenneth	191,570	47,892

N. Larsen Trustee
Laskowski, Jan J. and Sofia M. (JTWROS)	191,570	47,892
Lees, James W.	95,785	23,946
Lemaster, Timothy E.	210,727	52,681
Levine, Richard	1,149,423	287,355
Magolske, Charles J.	38,314	9,578
McCarthy, Kevin P.	191,570	47,892
Miller, Brian IRA (Robert W. Baird & Co., Inc. TTEE, FBO Brian Miller IRA Acct # 6144 2867)	383,141	95,785
Muckenhin, Carl F.	95,785	23,946
Murray, Ian H.	383,141	95,785
O'Brien, Denis	1,915,800	478,948
Oppito, Joseph T.	57,471	14,367
Paull, Burton Mark	191,570	47,892
Pellegrini, Timothy J. and Catherine A. (JTWROS)	95,785	23,946
Pimpinella, John and Mueller, Bernadette (jtwros)	38,314	9,578
Reed, Clayton A. and Stephanie S.	95,785	23,946
Reid, Matthew	191,570	47,892
Richardson, Earl R.	287,355	71,838
Rinker, Timothy J.	95,785	23,946
Rosen, Marvin S.	103,448	25,861
Scheck, Dianne M.	383,141	95,785
Soicher, Ronald	134,099	33,524
Smith, Sharon M.	38,314	9,578
Sommer, John L. IRA (Sterne, Agee & Leach Inc. C/F)	574,711	143,677
Stapell, Robert T.	95,785	23,946
Turner, Michael L.	76,628	19,157
Valka, William A. and Barbara B. (JTWROS)	95,785	23,946
Washauer, Gary A.	95,785	23,946
Weidner, Charles L. and Weidner, Alice N. Barnett, TTEE fbo The Weidner Family Revocable Trust dtd 8/13/07	383,141	95,785
Whitley, Michael E.	95,785	23,946

Wieghaus, Timothy	95,785	23,946
Wikel, Daniel P.	191,570	47,892
Wilson, William, III and Wilson, Patricia White COTTEE of The Wilson Family Restated Living Trust UTA dtd 04/2004	383,141	95,785
Wimberly, James M.	95,785	23,946
Zaborowski, Peter J. and Tiffany B. (JTWROS)	383,141	95,785
Zar, Keith A.	191,570	47,892
Zelinski, George M.	383,141	95,785
Total Number of Purchasers: 65	TOTAL: 15,804,644	TOTAL: 3,951,131

First Subsequent Closing (October 31, 2011)

Name of Purchaser	Series E Shares	Warrants
Borbolla, Jorge	95,785	23,946
Cantwell, David	402,298	100,574
Chandler, Andrew	95,643	23,910
Eilers Jr., John W.	95,785	23,946
Matter, Dr. Richard and Anita (JTWROS)	95,785	23,946
Mendez, Eliana Cardenas and Roberto (JTWROS)	95,785	23,946
Park, Stephen and Tracy (JTWROS)	114,942	28,735
Stanley, Conor	306,436	76,608
Total Number of Purchasers: 8	TOTAL: 1,302,459	TOTAL: 325,611

Second Subsequent Closing (November 17, 2011)

Name of Purchaser	Series E Shares	Warrants
Craig, Ron D.	383,141	95,785
Hart, Michael M.	38,314	9,578
Sullivan, Brendan	19,157	4,789
Sullivan, Gregory F., MD and Gene M.	229,884	57,471
Variety Investments Limited	1,149,423	287,355
Total Number of Purchasers: 5	TOTAL: 1,819,919	TOTAL: 454,978

Third Subsequent Closing (November 30, 2011)

Name of Purchaser	Series E Shares	Warrants
Einstein, Christina G. IRA (Stern Agee & Leach Inc. C/F)	191,570	47,892
Ferriter, Dr. John M.	95,785	23,946
Jones, Rex. A.	766,282	191,570
Mehos, Christopher J.	191,570	47,892
Murray, Ian H.	172,413	43,103
Murray, Thomas and Lillian (JTWROS)	38,314	9,578
Stanley, Michael	114,942	28,735
Total Number of Purchasers: 7	TOTAL: 1,570,876	TOTAL: 392,716

Fourth Subsequent Closing (December 12, 2011)

Name of Purchaser	Series E Shares	Warrants
Cady, Roger K. IRA (Sterne Agee & Leach Inc. C/F Roger K. Cady RIO IRA)	191,570	47,892
Chaban, Bohdan	191,570	47,892
Duffy, John M.	38,314	9,578
Guscott, Simon C.	114,942	28,735
Jones, Brian E. and Peggy A. (JTWROS)	766,282	191,570
Kane, Timothy J. and Annette K. (JTWROS)	114,942	28,735
Poe, Steven W. and Judith L.	38,314	9,578
Poe, Tracy N.	191,570	47,892
Sullivan, Jared MD	38,314	9,578
Weidner (Charles L. Weidner TTEE & Alice N. Barrett Weidner TTEE FBO The Weidner Family Revocable Trust Dtd. 8/13/07)	287,355	71,838
Total Number of Purchasers: 10	TOTAL: 1,973,173	TOTAL: 493,288

Fifth Subsequent Closing (December 28, 2011)

Name of Purchaser	Series E Shares	Warrants
Herndon, Phillip Todd	287,355	71,838
Katz, Deborah L.	95,785	23,946
Klimitchek, Ken R.	191,570	47,892
LARK Enterprises, Ltd.	191,570	47,892
Lytle, Jon H. and Carrie M. (JTWROS)	191,570	47,892
Minta Group LLC	95,785	23,946
Tomlinson, Sandra F.	76,628	19,157
Welsh, John H. IRA (Sterne Agee & Leach Inc. C/F John H. Welsh Roth IRA)	95,785	23,946
Total Number of Purchasers: 8	TOTAL: 1,226,048	TOTAL: 306,509

Sixth Subsequent Closing (January 31, 2012)

Name of Purchaser	Series E Shares	Warrants
Conan, Roger	95,785	23,946
D'Amato, Anthony	76,628	19,157
Duffy, John M.	38,314	9,578
Ganse, Charles W.	95,785	23,946
Harvest Financial Services Ltd. as Qualifying Fund Manager of the Chris McHugh ARF	479,119	119,779
Holroyd, Douglas R. & Jill K.	153,256	38,314
Levine, Richard	766,282	191,570
McHugh, Chris	536,397	134,099
Plaschika, Gerhard	38,314	9,578
Poe, Tracy (Sterne Agee & Leach Inc. C/F Tracy N. Poe R/O IRA)	114,942	28,735
Rajan, Srinivasa	19,157	4,789
Ray Sinnott Pension Fund	49,808	12,452
Ray Sinnott	57,375	14,343
Sullivan, Brendan	38,314	9,578
Sterne Agee & Leach Inc. C/F Gregory F. Sullivan II IRA	19,157	4,789
Syntec Scientific Ltd. by Ray	191,474	47,868

Sinnott
Sterne Agee & Leach Inc. CT JB Trahern Bene Owner Ann Trahern DCSD IRA	100,766	25,191
Ziaks, Lance and Jannet	38,314	9,578
Total Number of Purchasers: 18	TOTAL: 2,909,187	TOTAL: 727,290

EXHIBIT Al

ACKNOWLEDGMENT AND AGREEMENT

The undersigned wishes to receive from ________ ("Transferor") _______  shares, par value $[insert number] per share, of [Common Stock] [Preferred Stock] or certain options, warrants or other rights to purchase  shares of [Common Stock] [Preferred Stock] (the "Shares") of Actinium Pharmaceuticals, Inc., a Delaware corporation (the "Company");

The Shares are subject to the Amended and Restated Stockholders Agreement, dated ] (the "Agreement"), among the Company and the other parties listed on the signature pages thereto;

The undersigned has been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned is thoroughly familiar with its terms;

Pursuant to the terms of the Agreement, the Transferor is prohibited from Transferring such Shares and the Company is prohibited from registering the Transfer of the Shares unless and until a Transfer is made in accordance with the terms and conditions of the Agreement and the recipient of such Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

The undersigned wishes to receive such Shares and have the Company register the Transfer of such Shares.

1For Transfers of previously issued stock.

In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Transferor to Transfer such Shares to the undersigned and the Company to register such Transfer, the undersigned does hereby acknowledge and agree that (i) he[/she] has been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned is thoroughly familiar with its terms, (ii) the Shares are subject to the terms and conditions set forth in the Agreement, and (iii) the undersigned does hereby agree fully to be bound thereby as a "Stockholder" and as [SELECT AS APPROPRIATE] [an "Investorl [an "Eligible Investor"] [a "Major Stockholder"] (as therein defined).

This                    day of                       , 20     .

EXHIBIT B 1/

ACKNOWLEDGMENT AND AGREEMENT

The undersigned wishes to receive from Actinium Pharmaceuticals, Inc., a Delaware corporation (the "Company"),                   shares, par value $[insert number] per share, of [Common Stock] [Preferred Stock], or certain newly issued options, warrants or other rights to purchase                shares of [Common Stock] [Preferred Stock] (the "Shares"), of the Company;

The Shares are subject to the Amended and Restated Stockholders Agreement, dated [             ] (the "Agreement"), among the Company and the other parties listed on the signature pages thereto;

The undersigned has been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned is thoroughly familiar with its terms;

Pursuant to the terms of the Agreement, the Company is prohibited from issuing the Shares unless and until a Transfer is made in accordance with the terms and conditions of the Agreement and the recipient of such Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

The undersigned wishes to receive such Shares.

1/             For newly issued stock.

In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Company to issue such Shares, the undersigned does hereby acknowledge and agree that (i) he[/she] has been given a copy of the Agreement and afforded ample opportunity to read and to have counsel review it, and the undersigned is thoroughly familiar with its terms, (ii) the Shares are subject to terms and conditions set forth in the Agreement, and (iii) the undersigned does hereby agree fully to be bound thereby as a "Stockholder".

This                    day of                       , 20     .

F-1

	8.11	Term of Agreement	37
	8.12	Further Assurances	37

EXHIBITS

A		Form of Transfer Agreement (Previously issued shares)
B		Form of Transfer Agreement (Newly issued shares)

F-2